Exhibit 10.16.9

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

NINTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

Dated as of January 25, 2018

Between

QUICKEN LOANS INC., as Seller,

and

JPMORGAN CHASE BANK, N.A., as a Buyer and as Administrative Agent for the Buyers,

and

the other Buyers from time to time party hereto

1.                                      This Amendment.

The Parties agree hereby to amend (for the ninth time) the Master Repurchase Agreement dated May 2, 2013 between them (the “Original MRA”, as amended by the First Amendment to Master Repurchase Agreement dated May 1, 2014, the Second Amendment to Master Repurchase Agreement dated December 19, 2014, the Third Amendment to Master Repurchase Agreement dated April 30, 2015, the Fourth Amendment to Master Repurchase Agreement dated April 28, 2016, the Fifth Amendment to Master Repurchase Agreement dated November 18, 2016, the Sixth Amendment to Master Repurchase Agreement dated April 27, 2017, the Seventh Amendment to Master Repurchase Agreement dated October 12, 2017 and the Eighth Amendment to Master Repurchase Agreement dated December 14, 2017 (the “Amended MRA”) and as amended hereby and as it may be supplemented, further amended or restated from time to time, the “MRA”) to change the sublimit for Jumbo Loans, and they hereby amend the Amended MRA as follows.

All capitalized terms used in the Amended MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there. The single Section of this Amendment is numbered to correspond with the number of the Section of the Amended MRA amended hereby.

2.                                      Definitions; Interpretation

Clause (xx) of the definition of Eligible Mortgage Loan in Section 2(a) (Definitions) of the Amended MRA is hereby amended to read as follows:

(xx)                          that, if a Jumbo Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Jumbo Loans that are then subject to Transactions, is less than or equal to (i) [***], or (ii) if Administrative Agent shall have given notice to Seller that Administrative Agent, as agent and representative of Buyers, elects to engage in no future uncommitted, discretionary Transactions, [***]; provided that no such notice shall have the effect of changing the scheduled Repurchase Date of any Jumbo Loan that is then already subject to a Transaction;

(The remainder of this page is intentionally blank; counterpart signature pages follow)

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A..
Administrative Agent

By:	/s/ Preeti Yeung
	Name:	Preeti Yeung
	Title:	Authorized Officer

JPMORGAN CHASE BANK, N.A.,
Buyer

By:	/s/ Preeti Yeung
	Name:	Preeti Yeung
	Title:	Authorized Officer

QUICKEN LOANS INC.,
Seller

By:
Jay Farner
Chief Executive Officer

As amended hereby, the Amended MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.,
Administrative Agent

By:
Carolyn Johnson
Authorized Officer

JPMORGAN CHASE BANK, N.A.,
Buyer

By:
Carolyn Johnson
Authorized Officer

QUICKEN LOANS INC.,
Seller

By:	/s/ Jay Farner
Name: Jay Farner
Title: Chief Executive Officer